SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                    September 11, 2001 (September 10, 2001)

                      Furniture Brands International, Inc.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                      I-91                  43-0337683
  ---------------------------   -------------------     ---------------------
   (State of Incorporation)         (Commission             (IRS Employer
                                    File Number)        Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                                 --------------
                         (Registrant's telephone number)

Item  5. Other Matters

     On September 10, 2001, the Company announced that it expects third quarter 2001 sales to be down 9-10% from the same period last year, and third quarter earnings per share to be in the $0.25 to $0.27 range. The Company also announced that it expects full year 2001 earnings per share to be in the $1.35 to $1.40 range. Both of these outlooks are consistent with previously announced guidance, and exclude certain charges for previously reported restructuring activities.

Item  7. Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release, dated September 10, 2001

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      Furniture Brands International, Inc.




                                      By:   /s/  Steven W. Alstadt
                                          ------------------------------
                                            Steven W. Alstadt
                                            Controller and
                                              Chief Accounting Officer





Dated:   September 11, 2001